SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 23, 2003

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 E. Royal Oaks, Monrovia, CA	91016
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (626) 471-6000

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release, dated October 23, 2003, announcing 2003 third quarter financial results.

Item 12.  Results of Operation and Financial Condition.

On October 23, 2003, SeeBeyond Technology Corporation issued a press release announcing financial results for its fiscal third quarter ended September 30, 2003.  The press release is attached as Exhibit 99.1 to this Form 8-K.  Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished to the Commission as required by that instruction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

By:	/S/ BARRY J. PLAGA
Barry J. Plaga
Senior Vice President and Chief Financial Officer
Dated: October 23, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 23, 2003, announcing 2003 third quarter financial results.